Net income attributable to non-controlling interests (Tables)	12 Months Ended
Dec. 31, 2018
Text block1 [abstract]
Summary of Trends in Net Income Attributable to Non-Controlling Interests

The table below shows trends in Net income attributable to non-controlling interests:

(€ million)	2018	2017	2016
Share of co-promotion profits attributable to BMS(a)	83	84	86
Share of net income attributable to other non-controlling interests	21	37	5
Total	104	121	91

(a)

Share of co-promotion profits attributable to BMS for territories covered by entities majority owned by Sanofi (see Note C.2.); there is no tax effect on these amounts because BMS receives its share before tax.